UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
September 15, 2023 Date of report (date of earliest event reported)
Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 | mgeenergy.com	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 | mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

MGE Energy, Inc. ☐ Madison Gas and Electric Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGE Energy, Inc. ☐ Madison Gas and Electric Company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2023, in connection with the Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the bylaws of MGE Energy, Inc. (the “Company”), the Company’s board of directors (the “Board”) unanimously adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:

•
Clarify that the Board may postpone or reschedule any special meeting of shareholders to be held pursuant to a shareholder special meeting request and that the Board may postpone, reschedule or cancel any other annual meeting or special meeting of shareholders;
•
Eliminate the requirement that shareholders receive five days’ notice of any postponement or advancement of the annual meeting;
•
Add procedural mechanics for shareholders to call special meetings of shareholders;
•
Clarify when notice is deemed to be given to shareholders based on the method of delivery;
•
Provide that plurality voting will apply in director elections at any shareholder meeting with respect to which (a) the Secretary receives a notice that a shareholder has nominated or intends to nominate a person for election to the Board in compliance with the Amended and Restated Bylaws and (b) such nomination has not been withdrawn by such shareholder on or prior to the tenth day before the Company first mails its notice of meeting for such meeting to the shareholders;
•
Clarify the powers of the chair of shareholder meetings, including the power to adjourn the meeting, whether or not a quorum is present;
•
Enhance the existing procedural mechanics in connection with shareholder nominations of directors and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings, including, without limitation, as follows:
o
Requiring that the nominating or proposing shareholder be a shareholder of record at the time of such notice through the date of the applicable meeting;
o
For annual meetings, changing the permissible timeframe for receipt of shareholder notices of nomination or other proposed business from 75 to 100 days prior to the anniversary of the previous year’s annual meeting of shareholders to 90 to 120 days prior to such anniversary, and for special meetings, changing the permissible timeframe for receipt of shareholder notices of nomination or other proposed business such that notices may be received no earlier than 120 days (rather than 90 days) prior to such special meeting and no later than the later of the 90th day (rather than the 75th day) prior to such special meeting and the tenth day after the day on which public disclosure of the date of such special meeting and the number of the nominees, if any, to be elected at such special meeting is first made by the Company;
o
Providing that if an annual meeting of shareholders is more than 60 (rather than 30) days after the anniversary of the preceding year’s annual meeting of shareholders, notices of nomination or other proposed business may not be delivered earlier than 120 days prior to such annual meeting nor later than the later of (a) 90 (rather than 75) calendar days before such annual meeting and (b) 10 days after the day on which public announcement of the annual meeting date is first made by the Company;

o
Requiring additional disclosures from nominating or proposing shareholders, the business proposed, proposed nominees and other persons associated with nominating or proposing shareholders;
o
Requiring nominating or proposing shareholders to update the information provided in the notice of nomination or proposal as of the record date and prior to the meeting date and to notify the Secretary of the Company within two business days after becoming aware of any inaccuracy or change in information previously submitted;
o
Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any reasonable request therefor from the Board or any Board committee; and
o
Clarifying that the number of candidates a shareholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting;
•
Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a shareholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating shareholders to make a representation as to whether they intend to use the Universal Proxy Rules and requiring shareholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting);
•
Clarify the role and duties of inspectors of election in connection with shareholder meetings;
•
Update the provisions relating to notices of special Board meetings and permit less than 24 hours’ notice of a special Board meeting if the person(s) calling such meeting deems necessary or appropriate under the circumstances;
•
Clarify that the Chair of the Board is a director (rather than an officer) position and provide for a Lead Director position;
•
Clarify procedures for officer resignations;
•
Provide that in the absence or disability of the Chief Executive Officer, the President (rather than the Chair of the Board) or his or her designee shall perform the duties and exercise all of the powers of the Chief Executive Officer;
•
Establish the state courts of Wisconsin as the exclusive forum for certain actions, including certain shareholder and intra-corporate disputes, and establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended;
•
Add emergency bylaw provisions to provide clarity and authority to directors and certain officers during an emergency situation that would otherwise prevent a quorum of the Board or a Board committee from being achieved;
•
Provide that the Amended and Restated Bylaws may be altered, amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote generally in the election of directors; and
•
Make various other updates, including ministerial and conforming changes, and changes in furtherance of gender neutrality.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of MGE Energy, Inc., effective as of September 15, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
(Registrants)

Date: September 18, 2023	/s/ Tamara J. Johnson
Tamara J. Johnson Vice President - Accounting and Controller